ACE Limited

Financial Supplement

March 31, 2003

Investor Contact:	Helen M. Wilson (441) 299-9283

This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

(441) 292-8675 fax
email: investorrelations@ace.bm

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

Any forward-looking statements made in this financial supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, the Company’s forward-looking statements concerning reserves and recoverables could be affected by the frequency of unpredictable catastrophic events, actual loss experience which differs from the Company’s assumptions, uncertainties in the reserving or settlement process, the impact of aggregate policy coverage limits, the impact of bankruptcies of various asbestos producers and related business, new theories of liability, judicial and legislative developments, litigation tactics, credit developments among reinsurers and other factors identified in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 and in the Company’s earnings press release, which is available on the Company’s website. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited

Financial Supplement Table of Contents

ACE Limited

Financial Highlights

(in millions of U.S. dollars, except per share data and ratios)

(Unaudited)

	Three months ended March 31		% Change 1Q-03 vs. 1Q-02
	2003	2002
Gross premiums written	$4,113	$3,118	32%
Net premiums written	$2,930	$1,986	48%
Net premiums earned	$2,072	$1,360	52%
Net investment income	$206	$200	3%
Net operating income	$279	$216	29%
Net income	$247	$198	25%
Comprehensive income	$345	$113	205%
Operating cash flow	$600	$144	317%
P&C combined ratio: (1)
Loss and loss expense ratio	61.8%	60.0%
Underwriting and administrative expense ratio	28.8%	32.7%

Combined ratio	90.6%	92.7%
Annualized operating return on equity	16.7%	13.6%
Diluted earnings per share:
Net operating income	$1.02	$0.77	32%
Net income	$0.90	$0.70	29%
Diluted book value per share	$25.14	$23.78	6%
Diluted tangible book value per share	$15.72	$14.19	11%
Weighted average diluted shares outstanding	268.0	271.5

(1)	Property and casualty operations only.

ACE Limited

Consolidated Statements of Operations

(in millions of U.S. dollars)

(Unaudited)

	Three months ended March 31		1Q-03 vs. 1Q-02
	2003	2002
Gross premiums written	$4,113	$3,118	32%
Net premiums written	2,930	1,986	48%
Net premiums earned	2,072	1,360	52%
Losses and loss expenses	1,283	853	50%
Life and annuity benefits	48	23	109%
Policy acquisition costs	296	198	49%
Administrative expenses	260	197	32%

Underwriting income	185	89	108%
Net investment income	206	200	3%
Other income (expense)	(6)	5	NM
Interest expense	45	46	-2%
Income tax expense	61	32	91%

Net operating income	279	216	29%
Net realized gains (losses)	(40)	(26)
Tax effect of net realized gains (losses)	8	8

Net income	$247	$198	25%

ACE Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

	Three months ended March 31
	2003	2002
Numerator:
Net operating income	$279	$216
Mezzanine equity dividend	(7)	(7)

Net operating income available to the holders of Ordinary Shares	272	209
Net realized gains (losses), net of income tax	(32)	(18)

Net income available to the holders of Ordinary Shares	$240	$191

Rollforward of Ordinary Shares:
Ordinary Shares—Beginning of period	262,679,356	259,861,205
Issued under ESPP	135,803	113,364
Restricted stock cancelled/granted	1,492,847	493,247
Issued for option exercises	183,813	1,429,617

Ordinary Shares—End of period	264,491,819	261,897,433

Denominator:
Weighted average shares outstanding	260,986,223	258,586,011
Dilutive effect of mezzanine equity	916,016	4,094,287
Effect of other dilutive securities	6,138,426	8,846,955

Adjusted weighted average shares outstanding and assumed conversions	268,040,665	271,527,253

Basic earnings per share:
Net operating income	$1.04	$0.81
Net realized gains (losses)	(0.12)	(0.07)

Net income	$0.92	$0.74

Diluted earnings (loss) per share:
Net operating income	$1.02	$0.77
Net realized gains (losses)	(0.12)	(0.07)

Net income	$0.90	$0.70

ACE Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars)

	March 31 2003	December 31 2002	March 31 2002
Assets
	(Unaudited)	(Audited)	(Unaudited)
Fixed maturities available for sale, at fair value	$15,044	$14,420	$12,796
Equity securities, at fair value	410	411	513
Securities on loan, at fair value	521	293	241
Short-term investments	2,081	1,885	1,648
Other investments, at fair value	685	652	552
Cash	477	663	820

Total investments and cash	$19,218	$18,324	$16,570
Insurance and reinsurance balances receivable	3,228	2,654	3,162
Reinsurance recoverable	14,132	13,991	11,370
Deferred policy acquisition costs	915	832	725
Prepaid reinsurance premiums	1,790	1,721	1,463
Goodwill	2,711	2,717	2,772
Deferred tax assets	1,227	1,288	1,240
Other assets	2,235	1,924	1,432

Total assets	$45,456	$43,451	$38,734

Liabilities
Unpaid losses and loss expenses	$24,636	$24,315	$20,515
Unearned premiums	6,573	5,586	4,675
Future policy benefits for life and annuity contracts	459	442	405
Insurance and reinsurance balances payable	1,963	1,870	1,717
Contract holder deposit funds	89	90	97
Securities lending collateral	533	301	247
Accounts payable, accrued expenses and other liabilities	1,820	1,777	1,440
Short-term debt	146	146	399
Long-term debt	1,749	1,749	1,849
Trust preferred securities	475	475	875

Total liabilities	$38,443	$36,751	$32,219

Mezzanine equity	$311	$311	$311

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	6,164	$5,949	$6,188
Accumulated other comprehensive income (AOCI)	538	440	16

Total shareholders’ equity	$6,702	$6,389	$6,204

Total liabilities, mezzanine equity and shareholders’ equity	$45,456	$43,451	$38,734

Diluted book value per share	$25.14	$24.16	$23.78
Diluted tangible book value per share	$15.72	$14.56	$14.19

ACE Limited

Consolidating Statement of Operations

Three months ended March 31, 2003

(in millions of U.S. dollars)

(Unaudited)

	Insurance— North American	Insurance— Overseas General	Global Reinsurance	Corporate & Other	Consolidated P&C	Financial Services	ACE Consolidated
Gross premiums written	$1,664	$1,406	$462	$—	$3,532	$532	$4,064
Net premiums written	933	981	443	—	2,357	526	2,883
Net premiums earned	753	814	248	—	1,815	209	2,024
Losses and loss expenses	512	494	116	—	1,122	161	1,283
Policy acquisition costs	83	152	46	—	281	11	292
Administrative expenses	88	114	15	24	241	18	259

Underwriting income (loss)	70	54	71	(24)	171	19	190

Life underwriting income	—	—	2	—	2	—	2
Net investment income—property and casualty	103	35	19	(9)	148	51	199
Other income (expense)	(6)	(1)	1	—	(6)	—	(6)
Interest expense	8	—	—	35	43	2	45
Income tax expense (benefit)	39	23	4	(14)	52	9	61

Net operating income (loss)	120	65	89	(54)	220	59	279
Net realized gains (losses)	(18)	(13)	3	(9)	(37)	(3)	(40)
Tax effect of net realized gains (losses)	3	5	—	—	8	—	8

Net income (loss)	$105	$57	$92	$(63)	$191	$56	$247

Net premiums written/gross premiums written	56.1%	69.8%	95.9%	—	66.7%	98.9%	70.9%
Effective tax rate	24.5%	26.1%	4.3%	20.6%	19.1%	13.2%	17.9%
Loss and loss expense ratio	68.0%	60.7%	46.7%		61.8%	77.0%	63.4%
Policy acquisition cost ratio	11.0%	18.7%	18.6%		15.5%	5.2%	14.4%
Administrative expense ratio	11.6%	14.0%	6.0%		13.3%	8.6%	12.8%

Combined ratio	90.6%	93.4%	71.3%		90.6%	90.8%	90.6%

ACE Limited

Consolidating Statement of Operations

Three months ended March 31, 2002

(in millions of U.S. dollars)

(Unaudited)

	Insurance— North American	Insurance— Overseas General	Global Reinsurance	Corporate & Other	Consolidated P&C	Financial Services	ACE Consolidated
Gross premiums written	$1,265	$962	$374	$—	$2,601	$488	$3,089
Net premiums written	513	614	355	—	1,482	476	1,958
Net premiums earned	473	509	115	—	1,097	234	1,331
Losses and loss expenses	327	292	39	—	658	195	853
Policy acquisition costs	42	114	17	—	173	18	191
Administrative expenses	71	86	6	23	186	10	196

Underwriting income (loss)	33	17	53	(23)	80	11	91

Life underwriting income	—	—	4	—	4	—	4
Net investment income—property and casualty	102	21	24	(2)	145	49	194
Other income (expense)	1	4	—	—	5	—	5
Interest expense	9	—	1	32	42	4	46
Income tax expense (benefit)	33	8	—	(18)	23	9	32

Net operating income (loss)	94	34	80	(39)	169	47	216
Net realized gains (losses)	(20)	(5)	(3)	7	(21)	(5)	(26)
Tax effect of net realized gains (losses)	8	1	—	—	9	(1)	8

Net income (loss)	$82	$30	$77	$(32)	$157	$41	$198

Net premiums written/gross premiums written	40.6%	63.8%	94.9%	—	57.0%	97.5%	63.4%
Effective tax rate	26.0%	19.0%	0.0%	31.6%	12.0%	16.1%	12.9%
Loss and loss expense ratio	69.2%	57.3%	34.1%		60.0%	83.1%	64.1%
Policy acquisition cost ratio	8.9%	22.3%	14.3%		15.7%	7.9%	14.3%
Administrative expense ratio	15.0%	17.0%	5.6%		17.0%	4.3%	14.7%

Combined ratio	93.1%	96.6%	54.0%		92.7%	95.3%	93.1%

ACE Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

	1Q-03	4Q-02	3Q-02	2Q-02	1Q-02	% Change 1Q-03 vs. 1Q-02	Full Year 2002	Full Year 2001
Insurance—North American
Gross premiums written	$1,664	$1,640	$1,783	$1,428	$1,265	32%	$6,116	$4,521
Net premiums written	933	819	869	718	513	82%	2,919	1,986
Net premiums earned	753	742	654	606	473	59%	2,475	1,816
Losses and loss expenses	512	1,024	453	396	327	57%	2,200	1,373
Policy acquisition costs	83	69	55	50	42	98%	216	206
Administrative expenses	88	97	86	87	71	24%	341	315

Underwriting income (loss)	70	(448)	60	73	33	112%	(282)	(78)
Net investment income—property and casualty	103	100	101	103	102	1%	406	426
Other income (expense)	(6)	1	—	(1)	1		1	1
Interest expense	8	8	7	8	9		32	37
Income tax expense (benefit)	39	(119)	41	41	33		(4)	94
Amortization of goodwill	—	—	—	—	—		—	—

Net operating income (loss)	120	(236)	113	126	94	28%	97	218
Net realized gains (losses)	(18)	(92)	(55)	(32)	(20)		(199)	(19)
Tax effect of net realized gains (losses)	3	27	4	4	8		43	8

Net income (loss)	$105	$(301)	$62	$98	$82	28%	$(59)	$207

Net premiums written/gross premiums written	56.1%	49.9%	48.7%	50.3%	40.6%		47.7%	43.9%
Effective tax rate	24.5%	33.5%	26.6%	24.6%	26.0%		-4.3%	30.1%
Loss and loss expense ratio	68.0%	137.9%	69.2%	65.4%	69.2%		88.9%	75.6%
Policy acquisition cost ratio	11.0%	9.4%	8.3%	8.3%	8.9%		8.7%	11.3%
Administrative expense ratio	11.6%	13.0%	13.2%	14.3%	15.0%		13.8%	17.4%

Combined ratio	90.6%	160.3%	90.7%	88.0%	93.1%		111.4%	104.3%
Large losses and other items:		(1)					(1)	(2)
Large losses (before tax)	$—	$516	$—	$—	$—		$516	$159
Large losses (after tax)	$—	$354	$—	$—	$—		$354	$143
Excluding A&E charge:		(1)
Underwriting income		$68					$234
Net operating income		$118					$451
Net income		$53					$295
Loss and loss expense ratio		68.4%					68.0%
Combined ratio		90.8%					90.5%

(1)	Reported in press release on January 27, 2003.
(2)	September 11, 2001 tragedy (See Note 5 to the Consolidated Financial Statements included in the 2002 Annual Report on Form 10-K). Amount also includes $18M of losses reported in the press release on July 18, 2001.

ACE Limited

Premiums By Line of Business; Insurance—North American

(in millions of U.S. dollars)

(Unaudited)

						% Change 1Q-03 vs. 1Q-02	Full Year 2002	Full Year 2001
	1Q-03	4Q-02	3Q-02	2Q-02	1Q-02
Gross Premiums Written:
Property & casualty	$1,594	$1,593	$1,752	$1,398	$1,241	28.4%	$5,984	$4,521
Life, accident & health	70	47	31	30	24	191.7%	132	—
Financial guaranty	—	—	—	—	—	—	—	—
Financial solutions	—	—	—	—	—	—	—	—

	$1,664	$1,640	$1,783	$1,428	$1,265	31.5%	$6,116	$4,521

Net Premiums Written:
Property & casualty	$900	$797	$854	$700	$495	81.8%	$2,846	$1,986
Life, accident & health	33	22	15	18	18	83.3%	73	—
Financial guaranty	—	—	—	—	—	—	—	—
Financial solutions	—	—	—	—	—	—	—	—

	$933	$819	$869	$718	$513	81.9%	$2,919	$1,986

Net Premiums Earned:
Property & casualty	$723	$721	$637	$586	$450	60.7%	$2,394	$1,812
Life, accident & health	30	21	17	20	23	30.4%	81	4
Financial guaranty	—	—	—	—	—	—	—	—
Financial solutions	—	—	—	—	—	—	—	—

	$753	$742	$654	$606	$473	59.2%	$2,475	$1,816

ACE Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

	1Q-03	4Q-02	3Q-02	2Q-02	1Q-02	% Change 1Q-03 vs. 1Q-02	Full Year 2002	Full Year 2001
Insurance—Overseas General
Gross premiums written	$1,406	$1,203	$1,008	$941	$962	46%	$4,114	$3,289
Net premiums written	981	796	690	616	614	60%	2,716	2,154
Net premiums earned	814	671	647	566	509	60%	2,393	1,941
Losses and loss expenses	494	372	446	345	292	69%	1,455	1,465
Policy acquisition costs	152	151	140	128	114	33%	533	445
Administrative expenses	114	108	107	89	86	33%	390	333

Underwriting income (loss) (1)	54	40	(46)	4	17	218%	15	(302)
Net investment income—property and casualty	35	31	28	28	21	67%	108	102
Other income (expense)	(1)	(1)	(1)	—	4		2	(1)
Interest expense	—	1	1	1	—		3	2
Income tax expense (benefit) (1)	23	(3)	(4)	5	8		6	(87)
Amortization of goodwill	—	—	—	—	—		—	3

Net operating income (loss)	65	72	(16)	26	34	91%	116	(119)
Net realized gains (losses)	(13)	(5)	(21)	(6)	(5)		(37)	(5)
Tax effect of net realized gains (losses)	5	2	7	2	1		12	2

Net income (loss)	$57	$69	$(30)	$22	$30	90%	$91	$(122)

Net premiums written/gross premiums written	69.8%	66.2%	68.5%	65.5%	63.8%		66.0%	65.5%
Effective tax rate	26.1%	-4.3%	20.0%	16.1%	19.0%		4.9%	42.2%
Loss and loss expense ratio	60.7%	55.5%	68.9%	61.1%	57.3%		60.8%	75.5%
Policy acquisition cost ratio	18.7%	22.4%	21.8%	22.6%	22.3%		22.3%	22.9%
Administrative expense ratio (1)	14.0%	16.2%	16.5%	15.5%	17.0%		16.3%	17.2%

Combined ratio	93.4%	94.1%	107.2%	99.2%	96.6%		99.4%	115.6%
Large losses and other items:			(2)				(2)	(3)
Large losses (before tax)	$—	$—	$68	$—	$—		$68	$290
Large losses (after tax)	$—	$—	$61	$—	$—		$61	$216

(1)	Restated to include expenses reported as non-recurring in 2001.
(2)	Reported in press release on September 18, 2002. Total after tax $90 million includes $61M in Overseas General and $29M in Global Reisurance.
(3)	September 11, 2001 tragedy (See Note 5 to the Consolidated Financial Statements included in the 2002 Annual Report on Form 10-K). Amount also includes losses reported in the press release of January 8, 2002.

ACE Limited

Premiums By Line of Business; Insurance-Overseas General

(in millions of U.S. dollars)

(Unaudited)

	1Q-03	4Q-02	3Q-02	2Q-02	1Q-02	% Change 1Q-03 vs. 1Q-02	Full Year 2002	Full Year 2001
Gross Premiums Written:
Property & casualty	$1,156	$1,026	$837	$776	$788	46.7%	$3,427	$2,680
Life, accident & health	250	177	171	165	174	43.7%	687	609
Financial guaranty	—	—	—	—	—	—	—	—
Financial solutions	—	—	—	—	—	—	—	—

	$1,406	$1,203	$1,008	$941	$962	46.2%	$4,114	$3,289

Net Premiums Written:
Property & casualty	$770	$643	$543	$463	$472	63.1%	$2,121	$1,633
Life, accident & health	211	153	147	153	142	48.6%	595	521
Financial guaranty	—	—	—	—	—	—	—	—
Financial solutions	—	—	—	—	—	—	—	—

	$981	$796	$690	$616	$614	59.8%	$2,716	$2,154

Net Premiums Earned:
Property & casualty	$633	$510	$489	$433	$385	64.4%	$1,817	$1,427
Life, accident & health	181	161	158	133	124	46.0%	576	511
Financial guaranty	—	—	—	—	—	—	—	—
Financial solutions	—	—	—	—	—	—	—	3

	$814	$671	$647	$566	$509	59.9%	$2,393	$1,941

ACE Limited

Segment—Key Components

(in millions of U.S. dollars)

(Unaudited)

	1Q-03	4Q-02	3Q-02	2Q-02	1Q-02	% Change 1Q-03 vs. 1Q-02	Full Year 2002	Full Year 2001
Insurance—Overseas General
Gross Premiums Written:
ACE Global Markets	$346	$511	$325	$314	$301	15.0%	$1,451	$1,179
ACE International	1,060	692	683	627	661	60.4%	2,663	2,110

Total	$1,406	$1,203	$1,008	$941	$962	46.2%	$4,114	$3,289

Net Premiums Written:
ACE Global Markets	$256	$282	$196	$160	$149	71.8%	$787	$712
ACE International	725	514	494	456	465	55.9%	1,929	1,442

Total	$981	$796	$690	$616	$614	59.8%	$2,716	$2,154

Net Premiums Earned:
ACE Global Markets	$248	$177	$181	$159	$145	71.0%	$662	$563
ACE International	566	494	466	407	364	55.5%	1,731	1,378

Total	$814	$671	$647	$566	$509	59.9%	$2,393	$1,941

Net Premiums Written/Gross
Premiums Written:
ACE Global Markets	74.0%	55.2%	60.3%	51.0%	49.5%	49.5%	54.2%	60.4%
ACE International	68.4%	74.3%	72.3%	72.7%	70.3%	-2.8%	72.4%	68.3%

Total	69.8%	66.2%	68.5%	65.5%	63.8%	9.3%	66.0%	65.5%

Loss Ratio:
ACE Global Markets	61.2%	51.3%	69.7%	65.2%	51.7%	18.4%	59.7%	77.9%
ACE International	60.4%	56.9%	68.6%	59.5%	59.5%	1.5%	61.2%	74.5%

Total	60.7%	55.5%	68.9%	61.1%	57.3%	5.9%	60.8%	75.5%

Expense Ratio:
ACE Global Markets	36.7%	52.1%	46.8%	45.2%	55.2%	-33.5%	49.6%	46.4%
ACE International	30.9%	33.9%	35.0%	35.4%	33.0%	-6.4%	34.4%	37.1%

Total	32.7%	38.6%	38.3%	38.1%	39.3%	-16.8%	38.6%	39.7%

Combined Ratio:
ACE Global Markets	97.9%	103.4%	116.5%	110.4%	106.9%	-8.4%	109.3%	124.3%
ACE International	91.3%	90.8%	103.6%	94.9%	92.5%	-1.3%	95.6%	111.6%

Total	93.4%	94.1%	107.2%	99.2%	96.6%	-3.3%	99.4%	115.2%

ACE Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

	1Q-03	4Q-02	3Q-02	2Q-02	1Q-02	% Change 1Q-03 vs. 1Q-02	Full Year 2002	Full Year 2001
Global Reinsurance
Property and casualty
Gross premiums written	$462	$113	$186	$214	$374	24%	$887	$460
Net premiums written	443	94	131	197	355	25%	777	354
Net premiums earned	248	218	194	150	115	116%	677	324
Losses and loss expenses	116	111	101	53	39	197%	304	317
Policy acquisition costs	46	40	37	29	17	171%	123	68
Administrative expenses	15	14	11	9	6	150%	40	29

Underwriting income (loss)	71	53	45	59	53	34%	210	(90)
Life
Gross premiums written	49	50	58	28	29	69%	165	414
Net premiums written	47	47	57	27	28	68%	159	408
Net premiums earned	48	46	57	26	29	66%	158	406
Losses and loss expenses	48	52	60	23	23	109%	158	401
Policy acquisition costs	4	1	3	5	7	-43%	16	8
Administrative expenses	1	1	2	2	1	0%	6	2
Net investment income	7	8	7	6	6	17%	27	9

Underwriting income (loss)	2	—	(1)	2	4	-50%	5	4
Net investment income—property and casualty	19	19	20	19	24	-21%	82	70
Other income (expense)	1	—	1	—	—		1	—
Interest expense	—	—	—	—	1		1	1
Income tax expense (benefit)	4	—	(1)	2	—		1	(22)
Amortization of goodwill	—	—	—	—	—		—	14

Net operating income (loss)	89	72	66	78	80	11%	296	(9)
Net realized gains (losses)	3	—	(27)	(27)	(3)		(57)	(16)
Tax effect of net realized gains (losses)	—	—	—	—	—		—	—

Net income (loss)	$92	$72	$39	$51	$77	19%	$239	$(25)

Net premiums written/gross premiums written	95.9%	83.2%	70.4%	92.1%	94.9%		87.6%	76.9%
Effective tax rate	4.3%	0.0%	-1.5%	2.5%	0.0%		0.3%	71.0%
Loss and loss expense ratio	46.7%	51.1%	52.0%	35.0%	34.1%		44.9%	97.7%
Policy acquisition cost ratio	18.6%	18.2%	19.2%	19.5%	14.3%		18.1%	21.0%
Administrative expense ratio	6.0%	6.5%	5.2%	6.3%	5.6%		5.9%	9.0%

Combined ratio	71.3%	75.8%	76.4%	60.8%	54.0%		68.9%	127.7%
Large losses and other items:			(1)				(1)	(2)
Large losses (before tax)	$—	$—	$32	$—	$—		$32	$273
Large losses (after tax)	$—	$—	$29	$—	$—		$29	$238

(1)	Reported in press release on September 18, 2002. Total after tax $90 million includes $61M in Overseas General and $29M in Global Reisurance.
(2)	September 11, 2001 tragedy (See Note 5 to the Consolidated Financial Statements included in the 2002 Annual Report on Form 10-K). Amount also includes $37M of losses reported in the press release on July 18, 2001.

ACE Limited

Premiums By Line of Business; Global Reinsurance

(in millions of U.S. dollars)

(Unaudited)

						% Change 1Q-03 vs. 1Q-02	Full Year 2002	Full Year 2001
	1Q-03	4Q-02	3Q-02	2Q-02	1Q-02
Gross Premiums Written:
Property & casualty	$462	$113	$186	$214	$374	23.5%	$887	$460
Life, accident & health	49	50	58	28	29	69.0%	165	414
Financial guaranty	—	—	—	—	—	—	—	—
Financial solutions	—	—	—	—	—	—	—	—

	$511	$163	$244	$242	$403	26.8%	$1,052	$874

Net Premiums Written:
Property & casualty	$443	$94	$131	$197	$355	24.8%	$777	$354
Life, accident & health	47	47	57	27	28	67.9%	159	408
Financial guaranty	—	—	—	—	—	—	—	—
Financial solutions	—	—	—	—	—	—	—	—

	$490	$141	$188	$224	$383	27.9%	$936	$762

Net Premiums Earned:
Property & casualty	$248	$218	$194	$150	$115	115.7%	$677	$324
Life, accident & health	48	46	57	26	29	65.5%	158	406
Financial guaranty	—	—	—	—	—	—	—	—
Financial solutions	—	—	—	—	—	—	—	—

	$296	$264	$251	$176	$144	105.6%	$835	$730

ACE Limited

Segment—Key Components

(in millions of U.S. dollars)

(Unaudited)

						% Change 1Q-03 vs. 1Q-02	Full Year 2002	Full Year 2001
	1Q-03	4Q-02	3Q-02	2Q-02	1Q-02
Global Reinsurance—Property & Casualty
Gross Premiums Written:
Tempest Europe	$123	$34	$36	$67	$93	32.3%	$230	$120
Tempest USA	100	86	69	47	32	212.5%	234	69
Tempest Bermuda	239	(7)	81	100	249	-4.0%	423	271

	$462	$113	$186	$214	$374	23.5%	$887	$460

Net Premiums Written:
Tempest Europe	$115	$18	$27	$57	$80	43.8%	$182	$53
Tempest USA	99	86	69	47	32	209.4%	234	69
Tempest Bermuda	229	(10)	35	93	243	-5.8%	361	232

	$443	$94	$131	$197	$355	24.8%	$777	$354

Net Premiums Earned:
Tempest Europe	$69	$45	$38	$37	$22	213.6%	$142	$60
Tempest USA	86	69	53	36	24	258.3%	182	42
Tempest Bermuda	93	104	103	77	69	34.8%	353	222

	$248	$218	$194	$150	$115	115.7%	$677	$324

Net premiums written/gross premiums written
Tempest Europe	93.5%	52.9%	75.0%	85.1%	86.0%	8.7%	79.1%	44.2%
Tempest USA	99.0%	100.0%	100.0%	100.0%	100.0%	-1.0%	100.0%	100.0%
Tempest Bermuda	95.8%	142.9%	43.2%	93.0%	97.6%	-1.8%	85.3%	85.6%

	95.9%	83.2%	70.4%	92.1%	94.9%	1.0%	87.6%	77.0%

ACE Limited

Segment—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

	1Q-03	4Q-02	3Q-02 (3)	2Q-02 (3)	1Q-02	% Change vs 1Q-02	Full Year 2002	Full Year 2001
Corporate & Other (1)
Administrative expenses	$24	$31	$29	$27	$23	4%	$110	$94

Underwriting income (loss)	(24)	(31)	(29)	(27)	(23)	4%	(110)	(94)
Net investment income (2)	(9)	(7)	(3)	(1)	(2)		(13)	5
Other income (expense) (3)	—	—	(15)	(11)	—		(26)	—
Interest expense (2)	35	36	37	40	32		145	142
Income tax expense (benefit)	(14)	(17)	(21)	(21)	(18)		(77)	(76)
Amortization of goodwill	—	—	—	—	—		—	58

Net operating income (loss)	(54)	(57)	(63)	(58)	(39)		(217)	(213)
Net realized gains (losses)	(9)	(1)	(55)	(30)	7		(79)	(14)
Tax effect of net realized gains (losses)	—	—	—	—	—		—	—

Net income (loss)	$(63)	$(58)	$(118)	$(88)	$(32)		$(296)	$(227)

Effective tax rate	20.6%	23.0%	25.0%	26.6%	31.6%		26.2%	26.3%

(1)	Includes ACE Limited and ACE INA Holdings
(2)	Net of intercompany eliminations
(3)	Other income (expense) in Q2 and Q3 of 2002 represents debt prepayment expense. The tax effect in 2Q-02 was $4M and 3Q-02 was $5M.

ACE Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

	1Q-03	4Q-02	3Q-02	2Q-02	1Q-02	% Change 1Q-03 vs. 1Q-02	Full Year 2002	Full Year 2001
Consolidated Property and Casualty Excluding Financial Services
Gross premiums written	$3,532	$2,956	$2,977	$2,583	$2,601	36%	$11,117	$8,270
Net premiums written	2,357	1,709	1,690	1,531	1,482	59%	6,412	4,494
Net premiums earned	1,815	1,631	1,495	1,322	1,097	65%	5,545	4,081
Losses and loss expenses	1,122	1,507	1,000	794	658	71%	3,959	3,155
Policy acquisition costs	281	260	232	207	173	62%	872	719
Administrative expenses	241	250	233	212	186	30%	881	771

Underwriting income (loss)	171	(386)	30	109	80	114%	(167)	(564)
Life underwriting income (loss)	2	—	(1)	2	4		5	4
Net investment income—property and casualty	148	143	146	149	145	2%	583	603
Other income (expense)	(6)	—	(15)	(12)	5		(22)	—
Interest expense	43	45	45	49	42		181	182
Income tax expense (benefit)	52	(139)	15	27	23		(74)	(91)
Amortization of goodwill	—	—	—	—	—		—	75

Net operating income (loss)	220	(149)	100	172	169	30%	292	(123)
Net realized gains (losses)	(37)	(88)	(158)	(95)	(21)		(362)	(54)
Tax effect of net realized gains (losses)	8	19	11	6	9		45	10
Cumulative effect of adopting a new acct’ standard	—	—	—	—	—		—	—

Net income (loss)	$191	$(218)	$(47)	$83	$157	22%	$(25)	$(167)

Net premiums written/gross premiums written	66.7%	57.8%	56.8%	59.3%	57.0%		57.7%	54.3%
Effective tax rate	19.1%	48.3%	13.0%	13.6%	12.0%		-33.9%	42.5%
Loss and loss expense ratio	61.8%	92.4%	66.8%	60.1%	60.0%		71.4%	77.3%
Policy acquisition cost ratio	15.5%	15.9%	15.6%	15.7%	15.7%		15.7%	17.6%
Administrative expense ratio	13.3%	15.4%	15.6%	16.0%	17.0%		15.9%	18.9%

Combined ratio	90.6%	123.7%	98.0%	91.8%	92.7%		103.0%	113.8%

ACE Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

	1Q-03	4Q-02	3Q-02	2Q-02	1Q-02	% Change 1Q-03 vs. 1Q-02	Full Year 2002	Full Year 2001
Financial Services
Gross premiums written	532	$238	$493	$318	$488	9%	$1,537	$1,481
Net premiums written	526	228	476	317	476	11%	1,497	1,461
Net premiums earned	209	292	373	228	234	-11%	1,127	1,429
Losses and loss expenses	161	257	328	167	195	-17%	947	1,397
Policy acquisition costs	11	14	18	22	18	-39%	72	58
Administrative expenses	18	15	15	17	10	80%	57	56

Underwriting income (loss)	19	6	12	22	11	73%	51	(82)

Net investment income	51	51	46	46	49	4%	192	173
Other income	—	1	—	—	—		1	1
Interest expense	2	2	3	3	4		12	17
Income tax expense	9	6	7	8	9		30	21
Amortization of goodwill	—	—	—	—	—		—	4

Net operating income	59	50	48	57	47	26%	202	50

Net realized gains (losses)	(3)	—	(77)	(45)	(5)		(126)	(4)
Tax effect of net realized gains (losses)	—	—	19	9	(1)		26	(2)
Cumulative effect of adopting a new acct' standard	—	—	—	—	—		—	(23)

Net income (loss)	$56	$50	$(10)	$21	$41	37%	$102	$21

Net premiums written/gross premiums written	98.9%	95.8%	96.6%	99.7%	97.5%		97.4%	98.6%
Effective tax rate	13.2%	10.7%	12.7%	12.3%	16.1%		12.9%	29.6%

Loss and loss expense ratio	77.0%	88.2%	88.0%	73.2%	83.1%		84.0%	97.8%
Policy acquisition cost ratio	5.2%	5.0%	4.6%	9.6%	7.9%		6.4%	4.0%
Administrative expense ratio	8.6%	4.6%	4.2%	7.4%	4.3%		5.0%	3.9%

Combined ratio	90.8%	97.8%	96.8%	90.2%	95.3%		95.4%	105.7%

Large losses and other items:
Loss portfolio transfers**	$—	$99	$187	$25	$—		$311	$642
September 11, 2001 tragedy (before and after tax)								$147 (1)

**	Total premiums typically included in gross premiums written, net premiums written, and net premiums earned in the quarter it is written; usually accrued at 100% loss ratio.
(1)	September 11, 2001 tragedy (See Note 5 to the Consolidated Financial Statements included in the 2002 Annual Report on Form 10-K).

ACE Limited

Premiums By Line of Business; Financial Services

(in millions of U.S. dollars)

(Unaudited)

	1Q-03	4Q-02	3Q-02	2Q-02	1Q-02	% Change 1Q-03 vs. 1Q-02	Full Year 2002	Full Year 2001
Gross Premiums Written:
Property & casualty	$—	$—	$—	$—	$—	—	$—	$—
Life, accident & health	—	—	—	—	—	—	—	—
Financial guaranty	121	97	147	82	65	86.2%	391	292
Financial solutions	411	141	346	236	423	-2.8%	1,146	1,189

	$532	$238	$493	$318	$488	9.0%	$1,537	$1,481

Net Premiums Written:
Property & casualty	$—	$—	$—	$—	$—	—	$—	$—
Life, accident & health	—	—	—	—	—	—	—	—
Financial guaranty	120	96	146	82	63	90.5%	387	284
Financial solutions	406	132	330	235	413	-1.7%	1,110	1,177

	$526	$228	$476	$317	$476	10.5%	$1,497	$1,461

Net Premiums Earned:
Property & casualty	$—	$—	$—	$—	$—	—	$—	$—
Life, accident & health	—	—	—	—	—	—	—	—
Financial guaranty	88	81	46	81	74	18.9%	282	352
Financial solutions	121	211	327	147	160	-24.4%	845	1,077

	$209	$292	$373	$228	$234	-10.7%	$1,127	$1,429

ACE Limited

Segment—Key Component

Financial Guaranty Profile

Through its Financial Services segment, the Company is an active participant in the financial guaranty market. The Company’s financial guaranty exposure comprises exposure to municipal and non-municipal obligations. At March 31, 2003, the Company had total financial guaranty exposure outstanding of $82.6 billion of which 60.0 percent represented exposure to municipal obligations and 40.0 percent to non-municipal obligations.

The financial guaranty portfolio is broadly diversified by payment source, geographic location, and maturity schedule. The Company limits its exposure to losses by underwriting primarily investment grade obligations. The following details the composition of the Company’s financial guaranty business:

	March 31, 2003			December 31, 2002
Sector	Par Outstanding	%	Average Rating	Par Outstanding	%	Average Rating
	(in millions of U.S. dollars)
Municipal Exposure:
Tax backed	$19,614	23.8%	A+	$19,637	24.0%	A+
Municipal utilities	10,523	12.7%	A+	10,390	12.7%	A+
Special revenue	8,536	10.3%	A	8,596	10.5%	A
Healthcare	5,494	6.7%	A	5,798	7.1%	A
Structured municipal(1)	3,378	4.1%	AAA	3,523	4.3%	AAA
Other municipal(2)	1,980	2.4%	A-	2,151	2.7%	A-

Total Municipal	49,525	60.0%	A	50,095	61.3%	A
Non-Municipal Exposure:
Senior layer CDOs(3)	$13,680	16.6%	AA+	$12,727	15.6%	AA+
Consumer receivables(4)	9,018	10.9%	A	8,388	10.3%	A
Single name corporate CDS	4,283	5.2%	A+	4,454	5.4%	A+
Commercial receivables(5)	3,826	4.6%	A	3,464	4.2%	A+
Other structured finance(6)	1,685	2.0%	A+	2,051	2.5%	A
Funded equity CDOs(3)	580	0.7%	NM	586	0.7%	NM

Total Non-Municipal	33,072	40.0%	AA-	31,670	38.7%	AA-

Total Exposure	$82,597	100%		$81,765	100.0%

(1)	Structured Municipal: includes excess of loss reinsurance on portfolios of municipal credits where the Company attached in excess of the AAA rating level.
(2)	Other Municipal: primarily includes first mortgage bonds on investor-owned utilities and government-sponsored project finance.
(3)	For ACE, collateralized debt obligations (CDOs) are structured financings backed by a pool of investment grade assets. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches. Market supply and demand factors influence pricing and the amount and position in the structure where ACE chooses to participate.
(4)	Consumer Receivables: principally includes auto loan receivables, residential mortgage-backed securities and credit card receivables.
(5)	Commercial Receivables: principally includes equipment leases and commercial mortgage-backed securities.
(6)	Other Structured Finance: predominantly trade receivable securitization, secured structured lending, and future flow transactions.

ACE Limited

Segment—Key Component

Financial Guaranty Profile

The greatest proportion of the Company’s municipal financial guaranty exposure (23.7%), comprises general obligation bonds that are supported by the issuer’s taxing authority and of special revenue bonds and other special obligations of states and local governments that are supported by the issuer’s ability to impose and collect fees and charges for public services or specific projects. Maturities for municipal obligations can range from one to 30 years, with the average maturity in the 12-15 year range. The weighted average credit quality of the municipal portfolio was A as of March 31, 2003.

The Company’s non-municipal exposure includes exposure to asset-backed obligations, including those backed by consumer receivables, commercial receivables and collateralized debt obligations (“CDOs”) as well as single name corporate obligations. Legal maturities for non-municipal transactions range from 1-30 years. Maturities of single name corporate credit default swaps (CDS) range from 1-5 years with an average maturity of 1.8 years. The weighted average credit quality of the non-municipal portfolio was AA- as of March 31, 2003.

The Company conducts its financial guaranty business by entering into insurance and reinsurance arrangements as well as CDS. Exposure to CDS included in total exposure amounted to $21.5 billion and $20.7 billion at March 31, 2003 and December 31, 2002, respectively. The Company’s principal CDS exposure is to CDOs and single name corporate obligations. The preponderance of the Company’s CDO exposure is highly rated senior layer CDOs. Senior Layer CDOs are structured with first loss protection in the form of subordination or over collateralization so that the Company’s risk typically attaches at or above the AAA rating level. The Company also participates in Funded Equity CDO transactions wherein a substantial portion of the Company’s exposure is mitigated by premium. Rate on line for such transactions is typically 75%-85% of the total exposure.

Ratings distributions of the Company’s senior layer CDOs and single name corporate credit default swaps as of March 31, 2003 are shown below:

	A	AA	AAA	BBB	BIG
Senior Layer CDOs	7.2%	15.5%	70.2%	6.2%	0.9%
Single Name Corporate CDS	49.7%	18.5%	17.3%	11.1%	3.4%

ACE Limited

Segment—Key Component

Financial Guaranty Profile

Because credit default swaps are considered derivative transactions under FAS 133, the Company is required to mark-to-market its outstanding exposure at each financial reporting date. This is in contrast to the accounting treatment for a similar risk that is written as an insurance contract and is required in spite of the fact that the Company does not trade its credit default swap positions. Rather, its business is analogous to a buy and hold strategy. The mark-to-market adjustment reflects the estimated cost to the Company to purchase mirror protection on its outstanding exposures and is not an estimate of expected losses incurred. Expected losses are provided for in outstanding loss reserves, which the Company believes are adequate. In the first quarter, the Company recorded a FAS 133 mark-to-market loss before tax of $2.1 million.

The following table summarizes the Company's scheduled outstanding credit default swap portfolio by year as of March 31, 2003:

($ billions)	2003	2004	2005	2006	2007	Thereafter
Senior Layer CDOs
Beginning Outstanding Par	13.7	13.6	13.1	10.6	7.7	7.2
Runoff Amount	(0.1)	(0.5)	(2.5)	(2.9)	(3.4)	(7.2)

Ending Outstanding Par	13.6	13.1	10.6	7.7	4.3	0.0

Single Name Corporate CDS
Beginning Outstanding Par	4.3	3.1	2.4	1.2	1.0	0.4
Runoff Amount	(1.2)	(0.7)	(1.2)	(0.3)	(0.8)	(0.4)

Ending Outstanding Par	3.1	2.4	1.2	1.0	0.2	0.0

Funded Equity CDOs
Beginning Outstanding Par	0.6	0.6	0.6	0.6	0.4	0.1
Runoff Amount	0.0	0.0	0.0	(0.2)	(0.3)	(0.1)

Ending Outstanding Par	0.6	0.6	0.6	0.4	0.1	0.0

ACE Limited

Consolidated Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

ACE Limited Consolidated

	1Q-03	4Q-02	3Q-02	2Q-02	1Q-02	% Change 1Q-03 vs. 1Q-02	Full Year 2002		Full Year 2001
Gross premiums written	$4,064	$3,194	$3,470	$2,901	$3,089	32%	$12,654		$9,751
Net premiums written	2,883	1,937	2,166	1,848	1,958	47%	7,909		5,955
Net premiums earned	2,024	1,923	1,868	1,550	1,331	52%	6,672		5,510
Losses and loss expenses	1,283	1,764	1,328	961	853	50%	4,906		4,552
Policy acquisition costs	292	274	250	229	191	53%	944		777
Administrative expenses (1)	259	265	248	229	196	32%	938		827

Underwriting income (loss)	190	(380)	42	131	91	109%	(116)		(646)
Life underwriting income (loss)	2	—	(1)	2	4		5		4
Net investment income—property and casualty	199	194	192	195	194	3%	775		776
Other income (expense) (2)	(6)	1	(15)	(12)	5		(21)		1
Interest expense	45	47	48	52	46	-2%	193		199
Income tax expense (benefit) (1)	61	(133)	22	35	32		(44)		(70)
Amortization of goodwill	—	—	—	—	—		—		79

Net operating income (loss)	279	(99)	148	229	216	29%	494		(73)
Net realized gains (losses)	(40)	(88)	(235)	(140)	(26)		(489)		(58)
Tax effect of net realized gains (losses)	8	19	30	15	8		72		8
Cumulative effect of adopting a new acct' standard	—	—	—	—	—		—		(23)

Net income (loss)	$247	$(168)	$(57)	$104	$198	25%	$77		$(146)

Net premiums written/gross premiums written	70.9%	60.6%	62.4%	63.7%	63.4%		62.5%		61.1%
Effective tax rate	17.9%	57.3%	12.9%	13.3%	12.9%		-9.8%		49.0%
Loss and loss expense ratio	63.4%	91.8%	71.0%	62.0%	64.1%		73.5%		82.6%
Policy acquisition cost ratio	14.4%	14.3%	13.4%	14.8%	14.3%		14.2%		14.1%
Administrative expense ratio (1)	12.8%	13.7%	13.3%	14.7%	14.7%		14.0%		15.0%

Combined ratio	90.6%	119.8%	97.7%	91.5%	93.1%		101.7%		111.7%
Large losses and other items:		(3)	(4)				(3	)(4)	(5)
Large losses (before tax)	$—	$516	$100	$—	$—		$616		$862
Large losses (after tax)	$—	$354	$90	$—	$—		$444		$744
Operating cash flow	$600	$833	$1,020	$427	$144		$2,424		$1,353

(1)	Restated to include expenses reported as non-recurring in 2001.
(2)	Other income (expense) in Q2 and Q3 of 2002 represents debt prepayment expense. The tax effect in 2Q-02 was $4M and 3Q-02 was $5M.
(3)	Reported in press release January 27, 2003.
(4)	Reported in press release on September 18, 2002. Total after tax $90 million includes Overseas General and Global Reisurance.
(5)	September 11, 2001 tragedy (See Note 5 to the Consolidated Financial Statements included in the 2002 Annual Report on Form 10-K). Amount includes losses reported in the press release on July 18, 2001 and January 8, 2002.

ACE Limited

Premiums By Line of Business

(in millions of U.S. dollars)

(Unaudited)

ACE Limited Consolidated

	1Q-03	4Q-02	3Q-02	2Q-02	1Q-02	% Change 1Q-03 vs. 1Q-02	Full Year 2002	Full Year 2001
Gross Premiums Written:
Property & casualty	$3,212	$2,732	$2,774	$2,388	$2,404	33.6%	$10,298	$7,661
Life, accident & health	369	274	261	223	226	63.3%	984	1,023
Financial guaranty	121	97	147	82	65	86.2%	391	292
Financial solutions	411	141	346	236	423	-2.8%	1,146	1,189

	$4,113	$3,244	$3,528	$2,929	$3,118	31.9%	$12,819	$10,165

Net Premiums Written:
Property & casualty	$2,113	$1,534	$1,528	$1,360	$1,322	59.8%	$5,744	$3,973
Life, accident & health	291	222	219	198	188	54.8%	827	929
Financial guaranty	120	96	146	82	63	90.5%	387	284
Financial solutions	406	132	330	235	413	-1.7%	1,110	1,177

	$2,930	$1,984	$2,223	$1,875	$1,986	47.5%	$8,068	$6,363

Net Premiums Earned:
Property & casualty	$1,604	$1,449	$1,320	$1,169	$950	68.8%	$4,888	$3,563
Life, accident & health	259	228	232	179	176	47.2%	815	921
Financial guaranty	88	81	46	81	74	18.9%	282	352
Financial solutions	121	211	327	147	160	-24.4%	845	1,080

	$2,072	$1,969	$1,925	$1,576	$1,360	52.4%	$6,830	$5,916

ACE Limited

Reinsurance Recoverable

(in millions of U.S. dollars)

(Unaudited)

Net Reinsurance Recoverable by Division

	March 31, 2003				December 31, 2002
	Brandywine (Runoff)	Westchester (Runoff)	Active Operations	Total	Brandywine (Runoff)	Westchester (Runoff)	Active Operations	Total

Rein. recoverable on paid losses & loss expenses	$397	$25	$950	$1,372	$385	$27	$951	$1,363
Rein. recoverable on unpaid losses & loss expenses	5,218	496	7,997	13,711	5,237	491	7,839	13,567

Gross reinsurance recoverable	5,615	521	8,947	15,083	5,622	518	8,790	14,930
Bad debt reserve	(473)	(29)	(449)	(951)	(478)	(30)	(431)	(939)

Net reinsurance recoverable	$5,142	$492	$8,498	$14,132	$5,144	$488	$8,359	$13,991

As illustrated in the table above, it is important to consider the composition of the recoverable balance and the related exposures in three components: Brandywine, Westchester and Active Operations recoverable. Active operations include the run-off operations of CIS. Additional information on reinsurance recoverable on a consolidated basis and for active operations for December 31, 2002 can be found on pages 25 and 26, respectively.

The Company's obligations with respect to further funding of the Brandywine runoff are limited pursuant to the Brandywine Restructuring Order under an $800 million aggregate excess of loss reinsurance agreement. (Refer to the "Asbestos and Environmental Claims" section of the "Management's Discussion and Analysis of Financial Conditions and Results of Operations" incorporated into our recently filed Form 10-K for the year ended December 31, 2002 for additional information about the order and other Company obligations.) At December 31, 2002, approximately $466 million in losses and recoverable bad debt reserves were ceded to the aggregate excess of loss reinsurance agreement leaving a remaining limit of approximately $334 million.

As part of the Westchester acquisition, National Indemnity provided reinsurance protection for all losses occurring prior to 1997. At December 31, 2002, the remaining limit in the reinsurance cover was approximately $600 million.

The remaining balance of reinsurance recoverable consist of recoverables primarily associated with active operations.

Detail on Reinsurance Recoverable on Paid Losses and Loss Expenses

	March 31, 2003			December 31, 2002
Category	Gross	Bad Debt	% of Gross	Gross	Bad Debt	% of Gross

General Collections (1)	$848	54	6.4%	$848	43	5.1%
Other (2)	524	333	63.5%	515	335	65.0%

Total	$1,372	387	28.2%	$1,363	378	27.7%

(1)	General collections balances represent amounts in process of collection in the normal course of business, for which we have no indication of dispute or credit issues. We provide bad debt reserves based primarily on the application of historical loss experience to credit categories and historical dispute statistics.
(2)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimation of this reserve considers the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees. In addition, we also consider any information we may have regarding the reinsurers plans to dispute amounts recoverable and make judgements based on our knowledge and experience regarding the specific items in dispute.

ACE Limited

Reinsurance Recoverable

(in millions of U.S. dollars)

(Unaudited)

Consolidated Reinsurance Recoverable

	December 31, 2002
Categories	Recoverable	Bad Debt	% of Gross

Top 10 reinsurers	$7,732	$93	1.2%
Other reinsurers balances >$20 million	2,519	175	6.9%
Other reinsurers balances <$20 million	1,590	148	9.3%
Mandatory pools and government agencies	771	4	0.5%
Structured settlements	730	3	0.4%
Captives	786	4	0.5%
Other	802	512	63.8%

Total Recoveries	$14,930	$939	6.3%

At December 31, 2002, $10.5 billion of consolidated recoverables were from rated reinsurers, of which 95% were rated A- or better by Standard & Poor’s.

Top 10 Reinsurers	Other Reinsurers Balances >$20 million

AXA	ABB Group	Independence Blue Cross (Amerihealth)
Berkshire Hathaway Insurance Group	Allianz Group	IRB—Brasil Resseguros S.A.
EQUITAS	Allstate Financial	Liberty Mutual Insurance Companies
GE Global Insurance Group	American International Group	Markel Corporation Group
Hannover Re	Aviva plc	Overseas Partners Ltd.
Lloyd’s of London	Chubb Group of Insurance Companies	PartnerRe Group
Munich Re	CNA Insurance Companies	PMA Capital Insurance Company
SCOR Group	Converium Group	RenaissanceRe Holdings Ltd
Swiss Re Group	DaimlerChrysler Group	Royal & Sun Alliance Insurance Group plc
Zurich Financial Services Group	Dominion Ins. Co. Ltd.	Sompo Japan Insurance Inc
	Dorinco Reinsurance Co.	St. Paul Companies
	Everest Re Group	Toa Reinsurance Company
	Excess & Casualty Reinsurance Assocation	Travelers Property Casualty Group
	Fairfax Financial	Trenwick Group
	FM Global Group	White Mountains Insurance Group
	Gerling Group	XL Capital Group
Hartford Insurance Group

Classification of reinsurer balances excludes any consideration of related collateral or offsetting balances.

ACE Limited

Reinsurance Recoverable

(in millions of U.S. dollars)

(Unaudited)

Reinsurance Recoverable for Active Operations

	December 31, 2002
Categories	Recoverable	Bad Debt	% of Gross
Top 10 reinsurers	$4,044	$60	1.5%
Other reinsurers balances >$20 million	1,384	87	6.3%
Other reinsurers balances <$20 million	1,152	76	6.6%
Mandatory pools and government agencies	738	4	0.5%
Structured settlements	367	1	0.4%
Captives	744	4	0.5%
Other	361	199	55.1%

Total Recoveries	$8,790	$431	4.9%

At December 31, 2002, $5.8 billion of the active operations' recoverables were from rated reinsurers, of which 95% were rated A- or better by Standard & Poor's. At December 31, 2002, the $8.8 billion gross balance includes government pools of $738 million and structured settlements with recourse of $367 million, both of which present very limited collectibility exposure. The Company held collateral of $2.1 billion, of which $1.6 billion was matched and usable against existing recoverables.

Top 10 Reinsurers	Other Reinsurers Balances>$20 million

AXA	ABB Group	Hartford Insurance Group
Berkshire Hathaway Insurance Group	Allianz Group	Independence Blue Cross (Amerihealth)
GE Global Insurance Group (Employers Re)	Allstate Financial	IRB—Brasil Resseguros S.A.
Hannover Re	American International Group	Liberty Mutual Insurance Companies
Lloyd’s of London	Aviva plc	Markel Corporation Group
Munich Re	Chubb Group of Insurance Companies	Overseas Partners Ltd.
SCOR Group	CNA Insurance Companies	PMA Capital Insurance Group
Swiss Re Group	Converium Group	RenaissanceRe Holdings Ltd
Zurich Financial Services Group	DaimlerChrysler Group	Royal & Sun Alliance Insurance Group plc
XL Capital Group	Dorinco Reinsurance Co.	Sompo Japan Insurance Inc
	EQUITAS	St. Paul Companies
	Everest Re Group	Toa Reinsurance Company
	Excess & Casualty Reinsurance Assocation	Trenwick Group
Fairfax Financial

Classification of reinsurer balances exclude consideration of related collateral or offsetting balances.

ACE Limited

Reconciliation of Unpaid Losses and Loss Expenses

(in millions of U.S. dollars)

(Unaudited)

	Total			Ongoing			Runoff (1)
	Unpaid Losses			Unpaid Losses			Unpaid Losses
	Gross	Recoverable	Net	Gross	Recoverable	Net	Gross	Recoverable	Net
Balance at December 31, 2001	$20,728	$10,629	$10,099	$13,001	$5,381	$7,620	$7,236	$4,757	$2,479
Losses and loss expenses incurred	1,599	746	853	1,465	623	842	134	123	11
Losses and loss expenses paid	(1,792)	(816)	(976)	(1,501)	(686)	(815)	(291)	(130)	(161)
Other (incl. foreign exch. revaluation)	(20)	26	(46)	(20)	26	(46)	—	—	—

Balance at March 31, 2002	$20,515	$10,585	$9,930	$12,945	$5,344	$7,601	$7,079	$4,750	$2,329

Losses and loss expenses incurred	1,806	845	961	1,668	717	951	138	128	10
Losses and loss expenses paid	(1,739)	(699)	(1,040)	(1,434)	(574)	(860)	(305)	(125)	(180)
Other (incl. foreign exch. revaluation)	79	26	53	79	26	53			—

Balance at June 30, 2002	$20,661	$10,757	$9,904	$13,258	$5,513	$7,745	$6,912	$4,753	$2,159

Losses and loss expenses incurred	2,177	849	1,328	2,166	843	1,323	11	6	5
Losses and loss expenses paid	(1,348)	(586)	(762)	(1,173)	(558)	(615)	(175)	(28)	(147)
Other (incl. foreign exch. revaluation)	151	11	140	151	11	140	—	—	—

Balance at September 30, 2002	$21,641	$11,031	$10,610	$14,402	$5,809	$8,593	$6,748	$4,731	$2,017

Losses and loss expenses incurred	4,530	2,766	1,764	2,400	1,115	1,285	2,130	1,651	479
Losses and loss expenses paid	(2,023)	(851)	(1,172)	(1,628)	(668)	(960)	(395)	(183)	(212)
Other (incl. foreign exch. revaluation)	167	51	116	167	51	116			—

Balance at December 31, 2002	$24,315	$12,997	$11,318	$15,341	$6,307	$9,034	$8,483	$6,199	$2,284

Losses and loss expenses incurred	2,390	1,107	1,283	2,365	1,104	1,261	25	3	22
Losses and loss expenses paid	(2,155)	(984)	(1,171)	(1,910)	(893)	(1,017)	(245)	(91)	(154)
Other (incl. foreign exch. revaluation)	86	16	70	79	16	63	7	—	7

Balance at March 31, 2003	$24,636	$13,136	$11,500	$15,875	$6,534	$9,341	$8,270	$6,111	$2,159

(1)	The run off reserves primarily include Brandywine group, the Commercial Insurance Service—Middle Market Worker's Comp. reserves and the pre-1997 Westchester Specialty reserves. Prior year split between gross and ceded reserves and loss activity in ongoing and runoff categories has been revised to properly reflect intercompany reinsurance eliminations.

ACE Limited

Asbestos and Environmental Reserves; September 11, 2001 Tragedy

(in millions of U.S. dollars)

(Unaudited)

Consolidated Asbestos and Environmental:

	March 31, 2003		December 31, 2002
	Gross	Net	Gross	Net
Asbestos reserves	$3,148	$420	$3,192	$446
Environmental and other latent exposures	1,307	366	1,352	403

Total	$4,455	$786	$4,544	$849

Asbestos claim payments	$44	$26	$284	$118
Environmental and other latent exposure claim payments	$45	$37	$311	$195
Gross 3 year asbestos survival ratio at December 31, 2002			11.3x
Gross 1 year asbestos survival ratio at December 31, 2002			12.0x

September 11, 2001 Tragedy information as of March 31, 2003:

	Ultimate Losses	Paid to Date	Unpaid Losses
Gross losses	$1,829	$820	$1,009
Reinsurance recoverable	1,179	558	621

Net losses	$650	$262	$388

Recoveries
Billed to reinsurers	$558
Collected	498

Current outstanding	$60

ACE Limited

Capital Structure

(in millions of U.S. dollars)

	March 31 2003 (Unaudited)	December 31 2002 (Audited)	March 31 2002 (Unaudited)
Total short-term debt	$146	$146	$399
Total long-term debt(1)	$1,749	$1,749	$1,849

Total debt	$1,895	$1,895	$2,248

Total trust preferreds(2)	$475	$475	$875

Mezzanine equity(3)	$311	$311	$311
Shareholders’ equity	$6,702	$6,389	$6,204

Total capitalization	$9,383	$9,070	$9,638
Tangible equity(4)	$3,991	$3,672	$3,432

Leverage Ratios:
Debt/total capitalization	20.2%	20.9%	23.3%
Debt plus preferreds/total capitalization	25.3%	26.1%	32.4%
Debt/tangible equity	47.5%	51.6%	65.5%
Debt plus preferreds and mezzanine equity/tangible equity	67.2%	73.0%	100.1%

(1)	$50 million of ACE INA subordinated notes due 2009 was repaid in both the second and third quarters of 2002. An additional $500 million of Senior Debt was issued by ACE Limited in March 2002.
(2)	$400 million of ACE INA Rhino Preferred Securities due 2002 was repaid in the second and third quarters of 2002.
(3)	The FELINE PRIDES are expected to convert in the second quarter of 2003.
(4)	Tangible equity is equal to Shareholders’ equity less goodwill.

ACE Limited

Fixed Income Investment Portfolio

(in millions of U.S. dollars)

	March 31, 2003		December 31, 2002
Fixed maturities	$15,044		$14,420
Securities on loan	521		293
Short term investments	2,081		1,885
Cash	477		663

	$18,123		$17,261

	March 31, 2003 Market Value	% of Total	December 31, 2002 Market Value	% of Total
Allocation:
Treasury	$859	4.7%	$842	4.9%
Agency	1,074	5.9%	973	5.6%
Corporate	7,117	39.3%	6,459	37.3%
Mortgage-backed securities	3,415	18.8%	3,302	19.2%
Asset-backed securities	338	1.9%	352	2.0%
Municipal	1,220	6.7%	1,201	7.0%
Non-US	1,542	8.5%	1,584	9.2%
Cash & cash equivalent	2,558	14.2%	2,548	14.8%

Total	$18,123	100.0%	$17,261	100.0%

	March 31, 2003 Market Value	% of Total	December 31, 2002 Market Value	% of Total
Credit Quality:
AAA	8,808	48.6%	8,566	49.4%
AA	3,265	18.0%	2,880	16.7%
A	3,027	16.7%	2,920	17.0%
BBB	1,464	8.1%	1,314	7.6%
BB	697	3.8%	662	3.8%
B	791	4.4%	843	4.9%
Other	71	0.4%	76	0.6%

Total	$18,123	100.0%	$17,261	100%

Avg. duration of fixed maturities, adj. for int. rate swaps		3.1 years		3.1 years
Avg. market yield of fixed maturities		4.2%		4.4%
Avg. credit quality		AA		AA

ACE Limited

Investment Information at March 31, 2003

(in millions of U.S. dollars)

	March 31, 2003		December 31, 2002
	Market Value	Cost/ Amortized cost	Market Value	Cost/ Amortized cost
Fixed maturities	$15,044	$14,361	$14,420	$13,791
Equity securities	410	414	411	442
Securities on loan	521	494	293	286
Short term investments	2,081	2,081	1,885	1,885
Other investments	685	657	652	622
Cash	477	477	663	663

	$19,218	$18,484	$18,324	$17,689

Top 10 Exposures—Fixed Income Investments and Single Name Credit Default Swaps

March 31, 2003
General Electric	$287
General Motors	170
Citigroup Inc	168
Verizon Communications	143
AIG	118
Ford Motor Co	113
Merrill Lynch	110
Morgan Stanley	108
Goldman Sachs Group	101
HSBC Holdings Plc	100

December 31, 2002
General Electric	$258
General Motors	171
Citigroup Inc	154
Verizon Communications	127
AIG	123
Ford Motor Co	123
Bank of America	119
Wachovia Corp	106
Wells Fargo	105
JP Morgan Chase	105

ACE Limited

Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

Quarter ended March 31, 2003	Net Realized Gains (Losses)(1)	Net Unrealized Gains (Losses)	Net Impact
Investment Portfolio gains (losses)
Fixed maturities	$12	$56	$68
Interest rate swaps	(9)	—	(9)
Equity securities	(50)	34	(16)
Equity and fixed income derivatives	—	—	—
Foreign exchange gains (losses)	9	—	9
Other	—	(2)	(2)

	(38)	88	50
Credit default swaps (FAS 133 adjustment)	(2)	—	(2)

Total gains (losses)	(40)	88	48
Income tax (expense) benefit	8	(9)	(1)

Net gains (losses)	$(32)	$79	$47

(1)	Includes impairments of $18M for fixed maturities and $46M for equities.

Quarter ended March 31, 2002	Net Realized Gains (Losses)(2)	Net Unrealized Gains (Losses)	Net Impact
Investment Portfolio gains (losses)
Fixed maturities	$(14)	$114	$100
Interest rate swaps	7	—	7
Equity securities	(2)	(4)	(6)
Equity and fixed income derivatives	(3)	—	(3)
Foreign exchange gains (losses)	(1)	—	(1)
Other	—	(6)	(6)

	(13)	104	91
Credit default swaps (FAS 133 adjustment)	(13)	—	(13)

Total gains (losses)	(26)	104	78
Income tax (expense) benefit	8	(20)	(12)

Net gains (losses)	$(18)	$84	$66

(2)	Includes impairments of $16M for fixed maturities, $1M for equities.

ACE Limited

Reconciliation to Generally Accepted Accounting Principles

Regulation G—Non-GAAP Financial Measures

In presenting our operating results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important to an understanding of our overall results of operations; however, they should not be viewed as a substitute for measures determined in accordance with GAAP. Net operating income (loss) is a common performance measurement and is defined as net income (loss) excluding net realized gains (losses) on investments, the tax effect of net realized gains (losses) on investments and the cumulative effect of adopting a new accounting standard, net of income tax. We believe this presentation of net operating income (loss) enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

We exclude net realized gains (losses) on investments from net operating income (loss) because the amount of these gains (losses) is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The cumulative effect of adopting a new accounting standard is excluded from our calculation of net operating income (loss). We believe these amounts are largely independent of our business and including them would distort the analysis of trends. Net operating income (loss) should not be viewed as a substitute for net income determined in accordance with generally accepted accounting principles (GAAP).

	1Q-03	4Q-02	3Q-02	2Q-02	1Q-02	Full Year 2002	Full Year 2001
Net income (loss), as reported	$247	$(168)	$(57)	$104	$198	$77	$(146)
Net realized gains (losses)	(40)	(88)	(235)	(140)	(26)	(489)	(58)
Tax effect of net realized gains (losses)	8	19	30	15	8	72	8
Cumulative effect of adopting a new acct' standard	—	—	—	—	—	—	(23)

Net operating income (loss)	$279	$(99)	$148	$229	$216	$494	$(73)

Consolidated Statement of Comprehensive Income
Net income (loss)	$247	$(168)	$(57)	$104	$198	$77	$(146)
Net unrealized appreciation (depreciation) on investments
Unrealized appreciation (depreciation) on investments	112	131	198	135	(106)	358	65
Reclassification adjustment for net realized gains (losses) included in net income	(23)	55	28	13	2	98	(16)
Cumulative translation adjustment	26	(4)	4	5	(5)	—	(7)
Income tax (expense) benefit related to other comprehensive income items	(17)	(27)	(69)	(46)	24	(118)	(10)

Other comprehensive income (loss)	98	155	161	107	(85)	338	32

Comprehensive income (loss)	$345	$(13)	$104	$211	$113	$415	$(114)

ACE Limited

Reconciliation to Generally Accepted Accounting Principles

(in millions of U.S. dollars, except share and per share data)

Reconciliation of Book Value Per Share to Diluted Book Value Per Share

	March 31, 2003	December 31, 2002	March 31, 2002
Shareholders' equity	$6,702	$6,389	$6,204
Net proceeds from assumed conversions of options	226	138	362
Conversion of mezzanine equity	311	311	311

Numerator for diluted book value per share calculation	7,239	6,838	6,877
Less: goodwill	2,711	2,717	2,772

Numerator for diluted tangible book value per share	$4,528	$4,121	$4,105

Ordinary Shares outstanding—end of period	264,491,819	262,679,356	261,897,433
Shares issued from assumed conversions of options	11,697,607	8,560,131	15,539,693
Shares issued on conversion of mezzanine equity	11,814,373	11,814,373	11,814,373

Denominator for diluted and diluted tangible book value	288,003,799	283,053,860	289,251,499

Book value per share	$25.34	$24.32	$23.69
Diluted book value per share	$25.14	$24.16	$23.78
Diluted tangible book value per share	$15.72	$14.56	$14.19

ACE Limited

Glossary

Annualized operating return on equity:	Calculated using net operating income (loss) less mezzanine equity dividend divided by average shareholders’ equity for the period calculated. To annualize a quarterly rate multiply by four.

Combined ratio:	Sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio for the property and casualty and financial services operations.

Diluted book value per share:	Shareholder’s equity and net proceeds from assumed conversions of outstanding in-the-money options divided by the sum of shares outstanding and the number of options assumed issued.

Diluted tangible book value per share:	Shareholder’s equity and net assets from assumed conversions of outstanding in-the-money options less goodwill divided by shares outstanding plus the number of options assumed issued.

Effective tax rate:	Income tax expense divided by the sum of income tax expense and net operating income (loss).

Life underwriting income:	Net premium earned plus net investment income less future policy benefits, acquisition costs and administrative expenses.

Net operating income (loss):

Net income (loss) excluding net realized gains (losses) on investments, the tax effect of net realized gains (losses) on investments and the cumulative effect of adopting new accounting standards, net of income tax.

NM:	Not meaningful

Operating return on equity:	Calculated using net operating income (loss) less mezzanine equity dividend divided by average shareholders’ equity.

Property and casualty combined ratios:	Loss and loss expense ratios, policy acquisition cost ratios and administrative expense ratios exclude life reinsurance business and financial services segment.

Tangible equity:	Calculated as shareholders’ equity less goodwill.

Total capitalization:	The sum of short-term debt, long-term debt, trust preferreds, mezzanine equity and shareholders’ equity.